EXHIBIT 23. CONSENT OF INDEPENDENT AUDITORS

CONSENT OF INDEPENDENT AUDITORS
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Board of Directors
Crys*Tel Telecommunications.com, Inc.
18 Half Moon
Irvine, California 92614

We consent to the use in this Registration Statement of Crys*Tel
Telecommunications.com, Inc. on Form 10-SB, of our report dated
September 30, 1999 of Crys*Tel Telecommunications.com for the years ended June 30, 1998 and 1999, which is part of this Registration Statement, and to all references to our firm included in this Registration Statement.

September 30, 1999



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